UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 4, 2023

Wearable Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56368	26-3534190
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 W. Coast Highway, Suite 200,

Newport Beach, CA

92663

(Address of principal executive offices)

Phone: (949) 270 7460

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Company’s Certifying Accountant.

Resignation of Independent Registered Public Accounting Firm

On April 4, 2023, Assurance Dimensions, Inc.(the “Auditor) informed Wearable Health Solutions, Inc. (the “Company”) of their formal resignation as the Company’s independent registered public accounting firm.

The accounting reports of the Auditor on the Company’s consolidated financial statements for fiscal years (“FY”) ended June 30, 2021 (“2021”) and June 30, 2022 (“2022”) did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that each report on the Company’s consolidated financial statements contained an explanatory paragraph regarding the Company’s ability to continue as a going concern based on the Company’s significant working capital deficiency, significant losses and needs to raise additional funds in FY ended 2021 and 2022.

During FY ended 2021 and 2022 and the subsequent interim period through April 4, 2023, the effective date of the Auditors dismissal, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and the Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the Auditors would have caused the Auditor to make reference thereto in its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided the Auditor a copy of this Report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested the Auditor to furnish the Company with a letter addressed to the SEC, stating whether or not it agrees with the statements made in this Item 4.01. A copy of the Auditor’s letter dated May 8, 2023, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

New Independent Registered Public Accounting Firm

On April 27, 2023, the Company engaged RBSM, LLP (“RBSM”) as the Company’s independent registered public accounting firm, effective April, 27, 2023 (the “Engagement Date”). The Company’s Board of Directors approved the engagement with RBSM on April, 27, 2023.

During the two most recent fiscal years and through the Engagement Date, the Company did not consult with RBSM regarding either:

1.	application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1) (iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01 – Financial Statement and Exhibits

Exhibit No.	Description

16.1	Letter from Assurance Dimensions, Inc., dated May 8, 2023
104	Cover Page Interactive Data File (formatted within the Inline XBRL)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wearable Health Solutions, Inc.

Date: May 8, 2023	By: /s/ Harrysen Mittler
Harrysen Mittler
Chief Executive Officer
Principal Executive Officer

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